UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) NOVEMBER 9, 2000
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                     UTG COMMUNICATIONS INTERNATIONAL, INC.
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               (Exact name of registrant as specified in charter)

          DELAWARE                  333-83005                13-3895294
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  (State or other jurisdiction     (Commission              (IRS Employer
  of incorporation)                 File Number)            Identification No.)


    Limmattalstr. 10, Geroldswil Switzerland                 8954
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    (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code 011-11-749-3103
                                                   ---------------


                                       N/A
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         (Former name or former address, if changed since last report.)



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Item 2.         Acquisition or Deposition of Assets.

         On October 6, 2000 Starfon Telecom Services, a wholly owned subsidiary of UTG Communications International, Inc. entered into a corporation and purchase agreement with Finance Marker S.A. and Massimo Scotti and Claudio Zambon. Pursuant to such agreement, Starfon Telecom Services will purchase 95% of Finance Market S.A.'s equity at a price and on terms to be evaluated by accountants for UTG. Any share exchange or transfer of authority will not transpire until after March 2001, when the accountant will complete evaluation of Finance Market S.A.

         The purchase price shall be paid in shares of stock of the UTG.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.



                                                        -----------------------
                                                            (Registrant)


                                                        /s/ UELI ERNST
Date: December 8, 2000                              By  -----------------------
                                                             (Signature)


Ueli Ernst, Pres.
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Print the name and title of the signing
officer under his signature